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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) SEPTEMBER 2, 1997


                           INTERNATIONAL IMAGING, INC.
             (Exact name of registrant as specified in its charter)



Delaware                                0-26182                  13-3469649
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)


            Suite 930, 1875 Century Park East, Los Angeles, CA 90067 (Address of principal executive offices, including Zip Code)


                                 (310) 203-4500
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a.    Financial Statements of Businesses Acquired

                  Chiralt Corporation - The audit of the financial statements of Chiralt Corporation is not yet completed. The balances included in the pro forma income statement for the last twelve month period are based upon preliminary unaudited amounts. The audited financial statements will be provided by amendment to Form 8-K/A as soon as they are available.

                  Rose Color, Inc. and SPS Alfachem, Inc. - Rose Color, Inc. and SPS Alfachem, Inc. were wholly owned subsidiaries of Rose International Ltd. The audited financial statements of Rose International Ltd. and Subsidiaries is located at Commission File No. 0-28720.

         b.    Pro Forma Financial Information

                  Pro forma financial schedules are attached hereto as Exhibit A

         c.    Exhibits

                  Exhibit A-1 Pro Forma Combined Balance Sheet as of June 30,
                      1997
                  Exhibit A-2 Pro Forma Combined Statement of Operations for the
                      three months ended June 30, 1997 and for the year ended March 31, 1997
                  Exhibit A-3 Pro Forma Balance Sheet as of June 30, 1997 for
                      International Imaging, Inc.
                  Exhibit A-4 Pro Forma Statement of Operations for the three months ended June 30, 1997 and for the year ended March 31, 1997 for International Imaging, Inc.
                  Exhibit A-5 Pro Forma Balance Sheet as of June 30, 1997 for
                      Chiralt Corporation
                  Exhibit A-6 Pro Forma Statement of Operations for the three months ended June 30, 1997 and for the year ended December 31, 1996 for Chiralt Corporation
                  Exhibit A-7 Pro Forma Balance Sheet as of June 30, 1997 for
                      Rose Color, Inc. and SPS Alfachem, Inc. combined
                  Exhibit A-8 Pro Forma Statement of Operations for the three months ended June 30, 1997 and for the year ended December 31, 1996 for Rose Color, Inc. and SPS Alfachem, Inc. combined
                  Exhibit A-9 Pro Forma Statement of Stockholders' Equity for
                      International Imaging, Inc.
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                                    SIGNATURE

Pursuant to the regulations of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned thereunto duly authorized.



                                             INTERNATIONAL IMAGING, INC.



Date:    November 14, 1997                   /s/ Ronald J. Amen
                                             ------------------
                                             Ronald J. Amen, President